Exhibit 10.1

WAYFAIR LLC

SECOND AMENDED AND RESTATED 2010 INCENTIVE PLAN, AS AMENDED

1.                                      ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1                               Establishment.  Wayfair LLC, a Delaware limited liability company (the “Company”), maintains the Wayfair LLC 2010 Incentive Plan, established under the Company’s former name of CSN Stores LLC, effective as of July 1, 2010 (the “Effective Date”), which plan is amended and restated herein and shall hereafter be known as the “Wayfair LLC Second Amended and Restated 2010 Incentive Plan” (the “Plan”).  The members of the Company entered into the Amended and Restated Limited Liability Company Agreement of Wayfair LLC, dated as of June 21, 2011 (the “Operating Agreement”), and approved the previously amended and restated version of this Plan, effective as of June 21, 2011, to reflect the revised terms of the Operating Agreement.  The Plan has been further amended as set forth herein and such amendments to the Plan have been approved by the Board in accordance with Section 13 of the Plan.

1.2                               Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.  The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3                               Term of Plan.  The Plan shall continue in effect until its termination by the Board; provided, however, that all Awards shall be granted, if at all, within ten (10) years from July 1, 2010.

2.                                      DEFINITIONS AND CONSTRUCTION.

2.1                               Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)                                 “Affiliate” means (i) a parent entity that controls the Company, directly or indirectly, through one or more intermediary entities, or (ii) a majority-owned subsidiary entity that is controlled by the Company, directly or indirectly, through one or more intermediary entities.  For this purpose, the terms “parent,” “majority-owned subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of Rule 701 under the Securities Act.

(b)                                 “Award” means an Option, Restricted Unit Purchase Right, Restricted Unit Bonus or Deferred Unit granted under the Plan.

(c)                                  “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d)                                 “Board” means the Board of Managers of the Company as described in the Operating Agreement.  If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(e)                                  “Capital Interest” means a “capital interest” as described in I.R.S. Revenue Procedure 93-27 and Revenue Procedure 2001-43.

(f)                                   “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(g)                                  “Change in Control” means unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, the occurrence of any of the following:

(i)                                     an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the Members immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Managers or, in the case of an Ownership Change Event described in Section 2.1(x)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(ii)                                  approval by the Members of a plan of complete liquidation or dissolution of the Company;

provided, however, that to the extent that any amount constituting nonqualified deferred compensation within the meaning of Section 409A of the Code would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.  For purposes of clarification, a Change in Control shall not include (1) the acquisition of voting securities directly from the Company, including pursuant to or in connection with a public offering of such securities, or (2) an acquisition of additional voting securities of the Company by a person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who on the Effective Date is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of such voting securities.

(h)                                 “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(i)                                     “Committee” means the compensation committee or other committee or subcommittee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(j)                                    “Common Unit” means a Common Unit of the Company, as described in the Operating Agreement and as adjusted from time to time in accordance with Section 4.3.  Each Common Unit issued pursuant to the Plan is intended to be a Capital Interest.

(k)                                 “Company” means Wayfair LLC, a Delaware limited liability company, formerly known as CSN Stores LLC, or any successor thereto.

(l)                                     “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Manager) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided are consistent with the requirements of Rule 701(c) under the Securities Act.

(m)                             “Deferred Unit” means a right granted to a Participant pursuant to Section 8 to receive a Common Unit (or the Fair Market Value thereof in cash at the discretion of the Board) on a deferred basis on a date determined in accordance with the provisions of such Section and the Participant’s Award Agreement.

(n)                                 “Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Participating Company Group because of the sickness or injury of the Participant.

(o)                                 “Employee” means any person treated as an employee (including an Officer or a Manager who is also treated as an employee) in the records of a

Participating Company and who qualifies as an employee for purposes of Rule 701(c) under the Securities Act; provided, however, that neither service as a Manager nor payment of a Manager’s fee shall be sufficient to constitute employment for purposes of the Plan.  For purposes of the Plan, employment status shall be determined pursuant to applicable labor law rather than as determined for U.S. federal income tax purpose.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(p)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)                                 “Fair Market Value” means, as of any date:

(i)                                     the value of a Unit or other property as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code; or

(ii)                                  except as otherwise determined by the Board or as otherwise permitted or required by Section 409A of the Code, if, on such date, the Units or equity securities into which Units have been converted (in either case, “Shares”) are listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a Share shall be the closing price of a Share as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Shares, as reported in The Wall Street Journal or such other source as the Company deems reliable; provided that if the relevant date does not fall on a day on which the Shares have traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Shares were so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(r)                                    “Incentive Unit” means an Incentive Unit of the Company, as described in the Operating Agreement and as adjusted from time to time in accordance with Section 4.3.  Each Incentive Unit issued pursuant to the Plan is intended to be a Profits Interest.

(s)                                   “Managers” mean the Managers of the Company designated in accordance with the Operating Agreement and who qualify as directors or general partners for purposes of Rule 701(c) under the Securities Act.

(t)                                    “Member” means a Member of the Company, as defined by the Operating Agreement.

(u)                                 “Officer” means any individual designated as an Officer of the Company in accordance with the Operating Agreement.

(v)                                 “Operating Agreement” means the Second Amended and Restated Limited Liability Company Operating Agreement of Wayfair LLC, dated as of June 21, 2011, as the same may be amended from time to time.

(w)                               “Option” means a right to purchase Common Units granted to a Participant pursuant to Section 6.

(x)                                 “Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the Members of more than fifty percent (50%) of the voting securities of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more Affiliates of the Company).

(y)                                 “Participant” means any eligible person who has been granted one or more Awards.

(z)                                  “Participating Company” means the Company or any Affiliate.

(aa)                          “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(bb)                          “Profits Interest” means a “profits interest” as described in I.R.S. Revenue Procedure 93-27 and Revenue Procedure 2001-43.

(cc)                            “Restricted Unit Award” means an Award of a Restricted Unit Bonus or a Restricted Unit Purchase Right.

(dd)                          “Restricted Unit Bonus” means Common Units or Incentive Units granted to a Participant pursuant to Section 7.

(ee)                            “Restricted Unit Purchase Right” means a right to purchase Common Units or Incentive Units granted to a Participant pursuant to Section 7.

(ff)                              “Securities Act” means the Securities Act of 1933, as amended.

(gg)                            “Series A Managers” has the meaning assigned to such term in the Operating Agreement.

(hh)                          “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Manager or a Consultant.  Unless otherwise provided by the Board, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company.  However, unless otherwise provided by the Board, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ii)                                  “Unit” means either a Common Unit of the Company or an Incentive Unit of the Company, as described in the Operating Agreement and as adjusted from time to time in accordance with Section 4.3.  The Board shall, consistent with the terms of this Plan, specify in the relevant Award Agreement whether a Unit subject to the Award shall be a Common Unit or an Incentive Unit.

(jj)                                “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or Units subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such Units upon the Participant’s termination of Service.

2.2                               Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.                                      ADMINISTRATION.

3.1                               Administration by the Board.  The Plan shall be administered by the Board.  All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Board or the Company in the administration of the Plan or of any Award shall be determined by the Board, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith.  Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

3.2                               Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has actual authority with respect to such matter, right, obligation, determination or election.

3.3                               Powers of the Board.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan and the Operating Agreement, the Board shall have the full and final power and authority, in its discretion:

(a)                                 to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Units to be subject to each Award;

(b)                                 to determine the type of Award granted;

(c)                                  to determine the Fair Market Value of Units or other property;

(d)                                 to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Units acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of Units pursuant to any Award, (ii) the method of payment for Units purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of Units, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or Units acquired pursuant thereto, (v) the time of expiration of any Award, (vi) the effect of any Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or Units acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)                                  to approve one or more forms of Award Agreement;

(f)                                   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any Units acquired pursuant thereto;

(g)                                  to reprice or otherwise adjust the exercise price of any Option, or to grant in substitution for any Option a new Award covering the same or different number of Units;

(h)                                 to accelerate, continue, extend or defer the exercisability or vesting of any Award or any Units acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)                                     to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)                                    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4                               Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or as officers or employees of the Participating Company Group to the extent permitted by applicable law and the Operating Agreement, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Board, in writing, the opportunity for the Company at its own expense to handle and defend the same.

4.                                      UNITS SUBJECT TO PLAN.

4.1                               Maximum Number of Units Issuable.  Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of Units that may be issued under the Plan shall be Eleven Million One Hundred Seventeen Thousand Three Hundred Eighty Two (11,117,382) and shall consist of authorized but unissued or reacquired Units or any combination thereof.  Units may be issued in the form of Common Units, Incentive Units, or any combination thereof, as determined by the Board.

4.2                               Unit Counting.  If an outstanding Award for any reason expires or is terminated or canceled, or if Units are acquired pursuant to an Award subject to forfeiture or repurchase and are forfeited or repurchased by the Company for an amount not greater than the Participant’s exercise or purchase price, the Units allocable to the terminated portion of such Award or such forfeited or repurchased Units shall again be available for issuance under the Plan.  Units shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such Units are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 11.2.  If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Units owned by the Participant, or by means of a Net-Exercise, the number of Units available for issuance under the Plan shall be reduced by the net number of Units for which the Option is exercised.

4.3                               Adjustments for Changes in Capital Structure.  Subject to any required action by the Members and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Units effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, Unit dividend, split, reverse split, split-up, split-off, spin-off, combination of Units, exchange of Units, Corporate Conversion (as defined by the Operating Agreement) or similar change in the capital structure of the Company adjustments shall be made as the Board determines appropriate in order to prevent dilution or enlargement of Participants’ rights under the Plan, including, without limitation, (i) adjusting the number and/or kind of Units (or other securities) subject to the Plan and to any outstanding Awards, (ii) adjusting the exercise or purchase price per Unit of any outstanding Awards; (iii) adjusting Vesting Conditions (e.g., performance measures); (iv) providing for substitute awards, accelerating exercisability and/or vesting, effecting the lapse of restrictions and the termination of Awards, and/or providing for a period of time to exercise the Award prior to the applicable event; and/or (v) cancelling any one or more outstanding Awards; provided, however, that in the case of any “equity restructuring” (within the meaning of Section 718-10-20 of the FASB Accounting Standards Codification), the Board shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  If a majority of the Units which are of the same class as the Units that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) securities of another business entity (the “New Securities”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Securities.  In the event of any such amendment, the number of New Securities and the exercise or purchase price of each unit of New Securities subject to the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion.  Any fractional Unit resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the exercise price per Unit shall be rounded up to the nearest whole cent.  Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

4.4                               Assumption or Substitution of Awards.  The Board may, without affecting the number of Units available pursuant to Section 4.1, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code, provided that the Company may only assume under this Plan awards granted by another company if the holder of the assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the provisions of Section 5.1 (substituting the other company and its affiliates in place of the Participating Companies for this purpose).

5.                                      ELIGIBILITY.

5.1                               Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Managers.

5.2                               Participation in the Plan.  Awards are granted solely at the discretion of the Board.  Eligible persons may be granted more than one Award.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3                               Issuance of Units Subject to Operating Agreement.  Notwithstanding any provision of the Plan to the contrary, as a condition to the grant of an Award to a Participant and/or receipt by the Participant of Units under an Award, the Participant shall, if required by the Board, execute and deliver to the Company a counterpart to the Operating Agreement in a form acceptable to the Board by which the Participant shall be bound by the terms and conditions of the Operating Agreement and any other documents the Board reasonably determines to be necessary or appropriate in connection with the issuance of an Award Agreement or such Units to the Participant.

6.                                      OPTIONS.

All Options shall be nonstatutory options and not incentive stock options described in Section 422(b) of the Code.  Options shall be evidenced by Award Agreements specifying the number of Common Units covered thereby, in such form as the Board shall from time to time establish.  Such Award Agreements shall incorporate all applicable terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1                               Exercise Price.  The exercise price for each Option shall be established in the discretion of the Board; provided, however, that the exercise price per Unit for an Option shall be not less than the Fair Market Value of a Common Unit on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A of the Code.

6.2                               Exercisability and Term of Options.  Subject to Section 12, Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option.  Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3                               Payment of Exercise Price.

(a)                                 Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of Units being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Board and subject to the limitations contained in Section 6.3(b), by means of (1) a Unit Tender Exercise, (2) a Cashless Exercise or (3) a Net Exercise; (iii)  by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (iv) by any combination thereof.  The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)                                 Limitations on Forms of Consideration.

(i)                                     Unit Tender Exercise.  A “Unit Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Board of whole Units having a Fair Market Value that does not exceed the aggregate exercise price for the Units with respect to which the Option is exercised.  A Unit Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Units.  If required by the Board, the Option may not be exercised by tender to the Company, or attestation to the ownership, of Units unless such Units either have been owned by the Participant for a period of time required by the Board (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)                                  Cashless Exercise.  A Cashless Exercise shall be permitted only following a conversion of Options into options for shares of stock of a corporation having shares of the same class which have become publicly traded in an established securities market.  A “Cashless Exercise” means the delivery of a properly executed exercise notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Board reserves, at any and all times, the right, in the Board’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Board notwithstanding that such program or procedures may be available to other Participants.

(iii)                               Net Exercise.  A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of Units otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of Units having a Fair Market Value that does not exceed the aggregate exercise price for the Units with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole Units to be issued.

6.4                               Effect of Termination of Service.

(a)                                 Option Exercisability.  Subject to earlier termination of the Option as otherwise provided by this Plan and unless a longer exercise period is provided by the Board, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i)                                     Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested Units on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)                                  Death.  If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested Units on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.  The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii)                               Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable for vested Units on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)                                 Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5                               Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An Option and, prior to its exercise, the Common Units to be issued upon the exercise of the Option, shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution in accordance with the Operating Agreement and, for so long as the Company is relying on the exemption provided by Rule 12h-1(f) under the Exchange Act, the restrictions on transfer provided by Rule 12h-1(f) (including the requirement under such rule that any permitted transferee may not further transfer the Option).  No Option, or the Common Units underlying such Option, shall, prior to exercise of the Option, be subject to any short position, “put equivalent position” or “call equivalent position” by the Participant, as such terms are defined in Rule 16a-1 of the Exchange Act, until the Company becomes subject to Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the exemption pursuant to Rule 12h-1(f) under the Exchange Act.  Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act, the Operating Agreement and, for so long as the Company is relying on the exemption provided by Rule 12h-1(f) under the Exchange Act, the restrictions on transfer provided by Rule 12h-1(f) (including the requirement under such rule that any permitted transferee may not further transfer the Option).

7.                                      RESTRICTED UNIT AWARDS.

Restricted Unit Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Unit Bonus or a Restricted Unit Purchase Right, whether the Units subject to the Award are Common Units or Incentive Units, and the number of Units subject to the Award, in such form as the Board shall from time to time establish.  Such Award Agreements shall incorporate all applicable terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1                               Types of Restricted Unit Awards Authorized.  Restricted Unit Awards may be granted in the form of either a Restricted Unit Bonus or a Restricted Unit Purchase Right and may pertain to either Common Units or Incentive Units.  Restricted Unit Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more performance goals.

7.2                               Purchase Price.  The purchase price for Units issuable under each Restricted Unit Purchase Right shall be established by the Board in its discretion.  No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving Units pursuant to a Restricted Unit Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

7.3                               Purchase Period.  A Restricted Unit Purchase Right shall be exercisable within a period established by the Board, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Unit Purchase Right.

7.4                               Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of Units being purchased pursuant to any Restricted Unit Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

7.5                               Vesting and Restrictions on Transfer.  Units issued pursuant to any Restricted Unit Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria as shall be established by the Board and set forth in the Award Agreement evidencing such Award.  During any period in which Units acquired pursuant to a Restricted Unit Award remain subject to Vesting Conditions, such Units may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.8.  Upon request by the Board and/or the Company, a Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of Units hereunder and shall promptly present to the Company any and all certificates representing Units acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

7.6                               Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 7.5 and any Award Agreement, during any period in which Units acquired pursuant to a Restricted Unit Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a Member holding Units, including the right to vote such Units to the extent, if any, authorized by the Operating Agreement and to receive all dividends and other distributions paid with respect to such Units; provided, however, that if so determined by the Board and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the Units subject to the Restricted Unit Award with respect to which such dividends or distributions were paid.  In the event of a dividend or distribution paid in Units or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Unit Award shall be immediately subject to the same Vesting Conditions as the Units subject to the Restricted Unit Award with respect to which such dividends or distributions were paid or adjustments were made.

7.7                               Effect of Termination of Service.  Unless otherwise provided by the Board in the Award Agreement evidencing a Restricted Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company (or its assignee) shall have the option to repurchase for the purchase price paid by the Participant any Units acquired by the Participant pursuant to a Restricted Unit Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any Units acquired by the Participant pursuant to a Restricted Unit Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

7.8                               Nontransferability of Restricted Unit Award Rights.  Rights to acquire Units pursuant to a Restricted Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.  All rights with respect to a Restricted Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative and in accordance with the Operating Agreement.

8.                                      DEFERRED UNIT AWARDS.

Deferred Unit Awards shall be evidenced by Award Agreements specifying the number of Deferred Units subject to the Award, in such form as the Board shall from time to time establish.  Such Award Agreements shall incorporate all applicable terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1                               Purchase Price.  No monetary payment shall be required as a condition of receiving a Deferred Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

8.2                               Vesting.  Deferred Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria as shall be established by the Board and set forth in the Award Agreement evidencing such Award.

8.3                               Voting Rights, Dividends and Distributions.  Participants shall have no voting rights or rights to receive cash dividends or other cash distributions with respect to the Common Units represented by Deferred Unit Awards until the date of the issuance of such Common Units (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  In the event of a dividend or distribution paid in Units or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Deferred Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property to which the Participant would be entitled by reason of the Units issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

8.4                               Effect of Termination of Service.  Unless otherwise provided by the Board and set forth in the Award Agreement evidencing a Deferred Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Deferred Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service, and, in the event of the Participant’s termination for Cause, such Deferred Unit Award to the extent not yet settled.

8.5                               Settlement of Deferred Unit Awards.  The Company shall issue to a Participant on the date on which Deferred Units subject to the Participant’s Deferred Unit

Award vest or on such other date determined by the Board, in its discretion, and set forth in the Award Agreement one (1) Common Unit (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 8.3) for each Deferred Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any.  If permitted by the Board, the Participant may elect, consistent with the requirements of Section 409A of the Code, to defer receipt of all or any portion of the Units or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement.  Notwithstanding the foregoing, the Board, in its discretion, may provide for settlement of any Deferred Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the Units or other property otherwise issuable to the Participant pursuant to this Section.

8.6                               Nontransferability of Deferred Unit Awards.  Deferred Units and, prior to their settlement, the Common Units to be issued upon the settlement of the Deferred Units, shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution in accordance with the Operating Agreement and, for so long as the Company is relying on an order of the SEC under Section 12(h) of the Exchange Act or a no-action position of the Staff of the SEC relieving the Company from registration under Section 12(g) of the Exchange Act of the Deferred Units and the Common Units subject thereto, the restrictions on transfer provided by Rule 12h-1(f) under the Exchange Act that would apply were the Deferred Units subject to such rule (including the requirement under such rule that any permitted transferee may not further transfer the Deferred Units).  No Deferred Units, or the Common Units underlying such Deferred Units, shall, prior to the settlement of the Deferred Units, be subject to any short position, “put equivalent position” or “call equivalent position” by the Participant, as such terms are defined in Rule 16a-1 under the Exchange Act, until the Company becomes subject to Section 13 or Section 15(d) of the Exchange Act or is no longer relying on such SEC order or SEC Staff no-action position.  All rights with respect to a Deferred Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.                                      STANDARD FORMS OF AWARD AGREEMENTS.

9.1                               Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board and as amended from time to time.  No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.

9.2                               Authority to Vary Terms.  The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

10.                               CHANGE IN CONTROL.

Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Board may provide for any one or more of the following:

10.1                        Accelerated Vesting.  The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Units acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

10.2                        Assumption, Continuation or Substitution of Awards.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s securities.  For purposes of this Section, if so determined by the Board, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Unit subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether units, stock, cash, other securities or property or a combination thereof) to which a holder of a Unit on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common equity of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award for each Unit to consist solely of common equity of the Acquiror equal in Fair Market Value to the per Unit consideration received by holders of Units pursuant to the Change in Control.  If any portion of such consideration may be received by holders of Units pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per Unit as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration.  Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.  Notwithstanding the foregoing, Units acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Units shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.

10.3                        Cash-Out of Outstanding Awards.  The Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Unit (and each unvested Unit, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) securities of the Company or of another business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Unit in the Change in Control, reduced (but not below zero) by the exercise or purchase price per Unit, if any, under such Award.  If any portion of such consideration may be received by holders of Units pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per Unit as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable amount of future payment of such consideration.  In the event such determination is made by the Board, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per Unit in the Change in Control may be canceled without payment of consideration to the holder thereof.  Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

11.                               TAX WITHHOLDING.

11.1                        Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including any social insurance tax), if any, required by law to be withheld by the Participating Company Group with respect to an Award or the Units acquired pursuant thereto.  The Company shall have no obligation to deliver Units or to release Units from an escrow established pursuant to an Award Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

11.2                        Withholding in Units or Directed Sale of Units.  The Company shall have the right, but not the obligation, to deduct from the Units issuable to a Participant upon the exercise or vesting of an Award, or to accept from the Participant the tender of, a number of whole Units having a Fair Market Value, as determined by the Board, equal to all or any part of the tax withholding obligations of the Participating Company Group.  The Fair Market Value of any Units withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.  The Company may require a Participant to direct a broker, upon the vesting of an Award, to sell a portion of the Units subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to the Company in cash.

12.                               COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of Units pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the securities of the Company may then be listed.  No Award may be exercised or Units issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the securities issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the securities issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  Furthermore, except as otherwise determined by the Board, in its discretion, no Option may be exercised if the number of record holders of Units immediately following such exercise and issuance of Units would exceed ninety percent (90%) of the number of such record holders that would require the Company to register the Units pursuant to Section 12(g) of the Exchange Act, in which case the Board can, among other things, toll the stated exercise period or unilaterally cancel Options in exchange for a cash payment equal to the excess of the Fair Market Value on the attempted date of exercise over the stated exercise price for such Option.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any securities hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such securities as to which such requisite authority shall not have been obtained.  As a condition to issuance of any securities, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

13.                               AMENDMENT OR TERMINATION OF PLAN.

The Board may amend, suspend or terminate the Plan at any time without the approval of the Members unless such change to the Plan would require approval of the Members under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the securities of the Company may then be listed.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board.  Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant.  Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, (i) amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, and (ii) amend the Plan to increase the maximum aggregate number of Units that may be issued under the Plan.

14.                               MISCELLANEOUS PROVISIONS.

14.1                        Repurchase Rights.  Units issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted or as required by the Operating Agreement.  With the approval of a majority of the Series A Managers, the Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of Units hereunder and shall promptly present to the Company any and all certificates representing Units acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

14.2                        Forfeiture Events.  The Board may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

14.3                        Provision of Information.  The Company shall deliver to each Participant such disclosures as are required in accordance with Rule 701 under the Securities Act and by the Operating Agreement.  At any time the Company is relying on the exemption provided by Rule 12h-1(f) under the Exchange Act, an order of the SEC under Section 12(h) of the Exchange Act or a no-action position of the Staff of the SEC relieving the Company from registration under Section 12(g) of the Exchange Act of any Awards and the Units subject thereto, the Company shall provide to the applicable Participants the information described in Securities Act Rules 701(e)(3), (4) and (5) by a method allowed under Rule 12h-1(f)(1)(vi) and in accordance with the requirements of Rule 12h-1(f)(1)(vi), provided that the Participant agrees to keep the information confidential until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

14.4                        Rights as Employee, Consultant or Manager.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Manager or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

14.5                        Rights as a Member.  A Participant shall have no rights as a Member with respect to any Units covered by an Award until the date of the issuance of such Units (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Units are issued, except as provided in Section 4.3 or another provision of the Plan.

14.6                        Delivery of Title to Securities.  Subject to any governing rules or regulations, the Company shall issue or cause to be issued the securities acquired pursuant to an Award and shall deliver such securities to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of securities credited to the account of the Participant on the books of the Company or an agent of the Company, (b) by depositing such securities for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such securities to the Participant in certificate form.

14.7                        Fractional Units.  The Company shall not be required to issue fractional Units upon the exercise or settlement of any Award.

14.8                        Retirement and Welfare Plans.  Neither Awards made under this Plan nor Units or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

14.9                        Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

14.10                 Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

14.11                 No Constraint on Company Action.  Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

14.12                 Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.